SHARE CAPITAL	6 Months Ended
Jun. 30, 2026
Stockholders' Equity Note [Abstract]
SHARE CAPITAL
NOTE 5 – SHARE CAPITAL:

a.	Ordinary shares

On March 23, 2026, the Company issued and sold 459,112 ordinary shares, par value NIS 1.00 per share, at a public offering price of $72.00 per share. The offering was conducted pursuant to the Company’s effective shelf registration statement.

The gross proceeds from the offering amounted is approximately $33.1 million.

b.	Options grants

i.	In January 19, 2026, the Company granted a total of 23,050 options to employees and executive officers to purchase ordinary shares at an exercise price of $69.5 per share.

The options vest over a period of 4 years; one quarter of the options vest on the first anniversary of the vesting commencement date (as described in each agreement) and the rest vest quarterly over the following six years. The options expire on the tenth anniversary of their grant date.

The weighted average fair value of options granted in 2026 was $1,214. The underlying data used for computing the fair value of the options are as follows:

2026
Value of one ordinary share	$69.5
Dividend yield	0%
Expected volatility	87%
Risk-free interest rate	4.08%
Expected term	6.25 years